SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: February 17, 2004
                        (Date of earliest event reported)


                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                       000-25831                    11-2208052
--------------------------------------------------------------------------------
 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)                Identification
 incorporation)                                                  Number)


4002 Eisenhower Boulevard, Tampa, FL                             33634
------------------------------------------------            ----------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number including area code            (813) 286-8644
                                                            ----------------


                      -----------------------------------
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99 Press release dated February 17, 2004 issued by NetWolves Corporation ("Registrant").



Item 12. Results of Operations and Financial Condition

     On February 17, 2004, the Registrant issued a press release announcing the Registrant's financial results for the second quarter ended December 31, 2003. A copy of the Registrant's press release is attached as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                NETWOLVES CORPORATION

                                /s/ Peter C. Castle
                                Peter C. Castle
                                Vice President - Finance


Dated:   February 19, 2004